Exhibit 10.2

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

     THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (the “Agreement”) dated as of July 8, 2005 is between LENNOX INTERNATIONAL INC. (the “Company” and a “Pledgor”), and BANK OF AMERICA, N.A., as collateral agent for itself and the other Creditors (as defined in the Intercreditor Agreement referred to below) (the “Secured Party”).

RECITALS:

     A. The Company has entered into that certain Second Amended and Restated Intercreditor Agreement dated as of July 8, 2005 with certain of the Company’s other subsidiaries and noteholders, other lenders party thereto, the administrative agent for such lenders and the Secured Party (such Intercreditor Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the “Intercreditor Agreement”, and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Intercreditor Agreement).

     B. The Company, Lennox Global Ltd. and the Secured Party previously executed that certain Amended and Restated Pledge Agreement dated September 11, 2003 (the “Prior Pledge Agreement”), which amended and restated that certain Pledge Agreement dated August 15, 2001 (the “Original Pledge Agreement”). The Company and the Secured Party desire to amend and restate the Prior Pledge Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned parties and any Subsidiary hereafter added as a “Pledgor” hereto pursuant to a Subsidiary Pledgor Joinder Agreement in substantially the form of Schedule 5 annexed hereto (each a “Pledgor” and collectively the “Pledgors”) agree as follows:

ARTICLE 1.

Security Interest and Pledge

     A. Security Interest and Pledge. As collateral security for the prompt payment in full when due of all Obligations, each Pledgor hereby pledges and grants to Secured Party a first priority security interest in all of such Pledgor’s right, title and interest in and to the following property (such property being hereinafter sometimes called the “Collateral”):

          1. all the capital stock, other equity securities, and all other ownership interests in, the Subsidiaries described on Schedule 1 hereto under such Pledgor’s name and all other of its directly owned Material Subsidiaries that are organized under the laws of the United States of America or a jurisdiction therein and are hereafter created or acquired and owned by such Pledgor, whether any of the foregoing are now owned or hereafter acquired, including the capital stock or other ownership interests described on Schedule 1 under such Pledgor’s name; and

          2. the capital stock, other equity securities and all other ownership interests specifically described under such Pledgor’s name on Schedule 2 (the issuers of such stock or other interest and any other Subsidiary, besides Lake Park Insurance Ltd., organized under the laws of a jurisdiction outside the United States of America, herein the “Foreign Subsidiaries”) and so much of such Pledgor’s right, title and interest in any other capital stock or other ownership interests issued by the Foreign Subsidiaries described on Schedule 2 or any other Foreign Subsidiary that is a Material Subsidiary and is hereafter created or acquired, as is necessary so that not more than and not less than

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, Page 1

sixty–five percent (65%) of the capital stock or other ownership interest in each such Foreign Subsidiary is pledged in total hereunder; and

          3. all proceeds, distributions, dividends, stock dividends, securities, payment intangibles and other property, rights, interests and other general intangibles that it receives or is at any time entitled to receive on account of the property described in the preceding clauses (a) and (b).

However, the Obligations secured by this Agreement shall be limited, with respect to any Pledgor that is a Subsidiary, to an aggregate amount equal to the largest amount that would not render such Pledgor’s obligations hereunder and under the other Financing Documents subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

II.

Representations and Warranties

     Each Pledgor represents and warrants to Secured Party that:

     A. Title. It owns, and with respect to Collateral acquired after the date hereof, it will own, legally and beneficially, its Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire its Collateral or any part thereof, except for the security interest granted hereunder. Its Collateral is not subject to any restriction on transfer or assignment except for compliance with the Financing Documents and compliance with applicable federal and state securities laws and regulations promulgated thereunder. It has the unrestricted right to pledge its Collateral as contemplated hereby. All of the capital stock or other equity interests pledged as its Collateral have been duly and validly issued and are fully paid and non-assessable. Schedule 1 hereto sets forth the percentage of ownership interests of each Pledgor in the Collateral identified on such schedule.

     B. Principal Place of Business; Jurisdiction of Organization. Its principal place of business, chief executive office, the office where it keeps its books and records and its jurisdiction of organization are each identified on Schedule 4 hereto. Within the last four months from the date hereof it has not (a) had any other chief place of business, chief executive office, or jurisdiction of organization; (b) acquired substantially all of the assets of any Person; or (c) merged with or into a Person. It does not do business on the date hereof and has not done business during the past five years prior to the date hereof under any trade-name or fictitious business name.

     C. Delivery of Collateral. Except as provided by Section 4.03, it has delivered to Secured Party all of its Collateral the possession of which is necessary to perfect the security interest of Secured Party therein.

III.

Affirmative and Negative Covenants

     Each Pledgor covenants and agrees with Secured Party that:

     A. Delivery. Prior to or concurrently with the execution and delivery of this Agreement, it shall deliver to Secured Party all certificate(s) of capital stock identified in Section 1.01 hereof, accompanied by undated stock powers or assignments, as applicable, duly executed in blank. Each time

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Section 1.01 hereto is amended in accordance with Section 3.05 hereof or otherwise, it shall deliver to Secured Party all new certificate(s) identified in any Pledge Amendment delivered pursuant to Section 3.05 or otherwise identified, accompanied by undated stock powers or assignments, as applicable, duly executed in blank.

     B. Encumbrances. It shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder. It shall defend Pledgor’s rights in the Collateral and Secured Party’s security interest in the Collateral against the claims of all Persons.

     C. Distributions. If it shall become entitled to receive or shall receive: (i) any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral; or (ii) subject to the right of such Pledgor to receive cash dividends, distributions and other payments under Section 4.03 hereof or as may otherwise be provided in the Credit Facilities: (a) any sums paid in respect of the Collateral upon the liquidation or dissolution of the issuer thereof; (b) any other distribution of capital made on or in respect of the Collateral or any other property distributed upon or in respect of the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof; or (c) any other Collateral the possession of which is necessary to perfect the security interest of Secured Party therein, then it agrees to accept the same as Secured Party’s agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement when necessary and/or appropriate undated stock powers or assignments duly executed in blank, to be held by Secured Party as additional Collateral for the obligations secured hereby, subject to the terms hereof. Subject to the right of the Pledgors to receive cash dividends, distributions and other payments under Section 4.03 hereof, all sums of money and property so paid or distributed in respect of the Collateral that are received by a Pledgor shall, until paid or delivered to Secured Party, be held by such Pledgor in trust as additional security for the Obligations.

     D. Additional Securities; Application of Article 8. No Pledgor shall consent to or approve the issuance of any additional shares of any class of capital stock or any additional ownership interest of the issuer of any Collateral, or any securities convertible into, or exchangeable for, any such shares or ownership interest or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares or any additional ownership interest (any of the foregoing herein an “Equity Right”); provided however, a Pledgor may consent to or approve the issuance of any Equity Right if such Equity Right is permitted to be issued under the terms of the Credit Facilities and if such Equity Right is granted to such Pledgor and is delivered to Secured Party as additional Collateral in accordance with the terms hereof to secure the obligations secured hereby. If any of the Collateral consists of interests in a partnership or limited liability company, it shall not permit such interest to be evidenced by a certificate (except for those interests evidenced by a certificate as of the date hereof as described on the Schedules hereto or to become a “security” governed by the provisions of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Texas (the “UCC”)).

     E. Additional Pledged Collateral. Each Pledgor shall pledge hereunder, immediately upon its acquisition thereof, any and all additional shares of stock, other certificates or other instruments evidencing Collateral. Each Pledgor agrees that it will, upon obtaining any additional shares of stock, other certificates or other instruments required to be pledged hereunder as provided in this Section 3.05 or Section 3.03 or Section 3.04 or which is otherwise required to be pledged hereunder under the terms of the Financing Documents, promptly (and in any event within fifteen Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule 3

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annexed hereto (a “Pledge Amendment”), in respect of the additional property to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all property listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Collateral; provided that the failure of any Pledgor to execute a Pledge Amendment with respect to any additional property pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

     F. Further Assurances. At any time and from time to time, upon the reasonable request of Secured Party, and at the sole expense of the Pledgors, a Pledgor shall promptly execute and deliver all such further documentation and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require (the Secured Party is hereby authorized to file without the consent or approval of any Pledgor, any financing statement naming it as Secured Party and such Pledgor as the Debtor which describes such Pledgor’s Collateral).

     G. Sale of Collateral. No Pledgor shall sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of all the Lenders or except as permitted by Section 5.12 of the Intercreditor Agreement.

     H. Corporate Changes. No Pledgor shall change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading, in Secured Party’s judgment, unless such Pledgor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. No Pledgor shall change its location (determined as provided in Section 9.307 of the UCC) unless it shall have given Secured Party thirty (30) days’ prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be protected and perfected with the priority required by this Agreement, including, without limitation, the delivery of a legal opinion satisfactory to the Secured Party as to the continued perfection and priority of the security interest hereby created.

IV.

Rights of Secured Party and Pledgors

     A. Power of Attorney. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE PLACE AND STEAD AND IN THE NAME OF THE APPLICABLE PLEDGOR OR IN ITS OWN NAME, IN SECURED PARTY’S DISCRETION, WHEN AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, TO TAKE ANY AND ALL ACTION AND EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH MAY BE NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY GIVES SECURED PARTY THE POWER AND RIGHT ON BEHALF OF PLEDGOR AND IN ITS OWN NAME TO DO, WHEN AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, ANY OF THE FOLLOWING WITHOUT NOTICE TO OR THE CONSENT OF ANY PLEDGOR:

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          1. to demand, sue for, collect, or receive in the name of a Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

          2. to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

          3. (i) to direct the issuer of any Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to participate in the defense of, or if a Pledgor fails to defend, to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clauses (iv) or (v) above, and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; and (viii) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and the Pledgor’s expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party’s security interest therein.

     THE POWER OF ATTORNEY GRANTED IN THIS SECTION 4.01 IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and Secured Party shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve and realize upon its security interest in the Collateral.

     B. Voting Rights. Unless an Event of Default has occurred and is continuing, each Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, any Credit Facility or the Intercreditor Agreement. Secured Party shall execute and deliver to the Pledgors all such proxies and other instruments as any Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

     C. Dividends. Unless an Event of Default has occurred and is continuing, the Pledgors shall be entitled to receive and retain any dividends, distributions and other payments in respect of the Collateral in cash (other than payments described in clause (ii)(a) of Section 3.03) to the extent and only to the extent that such dividends, distributions or other payments are permitted by the Credit Facilities and applicable law.

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     D. Secured Party’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Pledgors shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as any Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by a Pledgor, and no refusal by Secured Party to comply with any such request by such Pledgor, shall be deemed to be a failure to exercise reasonable care.

V.

Default

     A. Rights and Remedies. If any Event of Default has occurred and is continuing, Secured Party shall have the following rights and remedies:

          1. In addition to all other rights and remedies granted to Secured Party in this Agreement, the Intercreditor Agreement and in any other instrument or agreement securing, evidencing, or relating to any of the obligations secured hereby, Secured Party shall have all of the rights and remedies of a secured party under the UCC or of a creditor with a lien or charge on the Collateral under the laws of the jurisdiction of the organization of the issuer of any of the Collateral. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to any Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery and/or (iii) bid and become a purchaser at any public (or private, to the extent permitted by applicable law) sale free of any right or equity of redemption in any Pledgor, which right or equity is hereby expressly waived and released by such Pledgor. Upon the request of Secured Party, a Pledgor shall assemble the Collateral not already in the possession of Secured Party and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to such Pledgor and Secured Party. Each Pledgor agrees that Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters; provided, however, if any of the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification of any kind. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor shall be liable for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys’ fees and other expenses incurred by Secured Party in connection with the collection of the obligations secured hereby and the enforcement of Secured Party’s rights under this Agreement, all of which expenses and fees shall constitute additional obligations secured by this Agreement. Secured Party may apply the Collateral against the obligations secured hereby in such order and manner as Secured Party may determine in its discretion subject, however, to the provisions of the Intercreditor Agreement. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay in full the Obligations secured hereby. Each Pledgor waives all rights of marshaling in respect of the Collateral.

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          2. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party’s nominee or nominees.

          3. Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          4. Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

          5. Each Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state or foreign securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Each Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state or foreign securities laws.

VI.

Miscellaneous

     A. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgors and Secured Party and their respective successors and assigns, except that no Pledgor may assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

     B. AMENDMENT; ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT. THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS (INCLUDING THE PRIOR PLEDGE AGREEMENT AND THE ORIGINAL PLEDGE AGREEMENT), REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. This Agreement amends and restates the Prior Pledge Agreement in its entirety; provided, however, that the existing liens on and security interests in the Collateral under the Prior Pledge Agreement are hereby ratified, confirmed and continued and remain in full force and effect pursuant to the terms of this Agreement and are not extinguished. The provisions of this Agreement may be amended or waived with the consent of the Required Lenders except as otherwise provided in the Intercreditor Agreement; provided that no

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, Page 7

amendment, waiver or other modification shall without the consent of all the Lenders modify the terms of Section 3.07 or this Section 6.02.

     C. Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Multiyear Credit Agreement.

     D. GOVERNING LAW, JURISDICTION, ETC.

     (a) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER FINANCING DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) WAIVER OF VENUE. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO

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THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.03. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     E. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     F. Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     G. Counterparts. This Agreement may be executed in any number of counterparts and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     H. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     I. Time is of the Essence. Time is of the essence in the performance of this Agreement.

     J. Release of Collateral. The parties hereto acknowledge that Section 5.12 of the Intercreditor Agreement provides for release of the Collateral in certain specified circumstances.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

PLEDGORS: LENNOX INTERNATIONAL INC.
By:
Susan K. Carter
Chief Financial Officer

SECURED PARTY: BANK OF AMERICA, N.A., as Collateral Agent
By:
David A. Johanson
Vice President

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT, Page 10

Schedule 1
to
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Section 1.01 (a) Collateral

Lennox International Inc.

					Par
					Value
	Ownership	Number of	Certificate	Percentage	(per
Issuer	Interest	Shares	Number	Ownership	share)
Armstrong Air Conditioning Inc.	Common Stock	1,030 shares	2, 3, 4, and 5	100%	$1.00
Excel Comfort Systems Inc.	Common Stock	1,000 shares	1	100%	$1.00
Lennox Industries Inc.	Common Stock	994,394 shares	C8195, C8196, C8197, C8198, C8199	100%	$1.00
Service Experts Inc.	Common Stock	1,000 shares	1	100%	$0.01
Lennox Global Ltd.	Common Stock	1,000 shares	1	100%	$1.00

SCHEDULE 1 to Amended and Restated Pledge Agreement, Solo Page

Schedule 2
to
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Collateral Pledged Under Section 1.01(b)

Lennox International Inc.

None.

SCHEDULE 2 to Amended and Restated Pledge Agreement, Solo Page

Schedule 3
to
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Pledge Amendment

     This Pledge Amendment, dated __________, ___, is delivered pursuant to Section 3.05 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Second Amended and Restated Pledge Agreement dated as of July 8, 2005 among the undersigned and the other Pledgor(s) from time to time party thereto, if any, and BANK OF AMERICA, N.A., as collateral agent, as secured party (the “Pledge Agreement”, capitalized terms defined therein being used herein as therein defined). Schedule(s) 1 [and 2] of the Pledge Agreement is [are] hereby amended to add the property described below and the property listed on this Pledge Amendment shall be part of the Collateral and shall secure all obligations secured by the Pledge Agreement.

[		]

By:

Name:

Title:

Schedule 1 Collateral

Number of
		Shares, Units	Certificate	Par
Issuer	Ownership Interest	or % Interest	Number	Value

Schedule 2 Collateral

Number of
		Shares, Units	Certificate	Par
Issuer	Ownership Interest	or % Interest	Number	Value

SCHEDULE 3 to Amended and Restated Pledge Agreement, Solo Page

Schedule 4
to
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Chief Executive Office and other Information

Lennox International Inc.

1.	Chief Executive Office (Principal place of business and office where books and records kept):	2140 Lake Park Blvd. Richardson, TX 75080

2.	Jurisdiction of Incorporation:	Delaware

SCHEDULE 4 to Amended and Restated Pledge Agreement, Solo Page

Schedule 5
to
SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

SUBSIDIARY PLEDGOR JOINDER AGREEMENT

     The undersigned (“Pledgor”) hereby agrees that this Subsidiary Pledgor Joinder Agreement dated as of __________, 200___may be attached to the Second Amended and Restated Pledge Agreement dated as of July 8, 2005 among the undersigned and the other Pledgors from time to time party thereto, and BANK OF AMERICA, N.A., as collateral agent, as secured party (the “Pledge Agreement”, capitalized terms defined therein being used herein as therein defined).

     The Pledgor is required to execute this Subsidiary Pledgor Joinder Agreement pursuant to Section 5.21 the Multiyear Credit Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees as follows:

     1. The Pledgor hereby assumes all the obligations of a “Pledgor” under the Pledge Agreement and agrees that it is a “Pledgor” and bound as a “Pledgor” under the terms of the Pledge Agreement as if it had been an original signatory thereto.

     2. Schedule(s) 1 [and 2] of the Pledge Agreement is [are] hereby amended to add the property described below and the property listed on this Pledge Amendment shall be part of the Collateral and shall secure all obligations secured by the Pledge Agreement.

Schedule 1 Collateral

Number of
		Shares, Units	Certificate	Par
Issuer	Ownership Interest	or % Interest	Number	Value

Schedule 2 Collateral

Number of
		Shares, Units	Certificate	Par
Issuer	Ownership Interest	or % Interest	Number	Value

     3. This Agreement shall be deemed to be part of, and a modification to, the Pledge Agreement and shall be governed by all the terms and provisions of the Pledge Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall be in full force and effect as valid and binding agreements of Pledgor enforceable against Pledgor.

SCHEDULE 8.01 — Administrative Agent’s Office; Certain Addresses for Notices — Page 1

     IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the day and year first written above.

Pledgor:
By:
Name:
Title:

SCHEDULE 8.01 — Administrative Agent’s Office; Certain Addresses for Notices — Page 2